Exhibit 99.1

CRITICARE SYSTEMS, INC. 2003 STOCK OPTION PLAN
(as amended and restated effective December 1, 2005)

       1.   Purposes of the Plan. The purpose of this Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders.

2.   Definitions. As used herein, the following definitions shall apply:

             (a)   "Administrator" means the Board or any of its Committees authorized to administer the Plan, in accordance with section 4 of the Plan.

             (b)   "Applicable Laws" means the requirements relating to the administration of stock incentive plans under applicable state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

             (c)   "Award" means any Restricted Stock, Option or Stock Appreciation Right awarded to a Service Provider pursuant to this Plan.

             (d)   "Board" means the Board of Directors of the Company.

             (e)   "Cause" means the definition of Cause in a Grantee's employment agreement, if any, with the Company. If no such employment agreement or definition in such agreement exists, Cause means (i) breach by a Grantee of any covenant not to compete or confidentiality agreement with the Company, (ii) failure by a Grantee to substantially perform his or her duties to the reasonable satisfaction of the Board, (iii) serious misconduct by a Grantee which is demonstrably and substantially injurious to the Company, (iv) fraud or dishonesty by a Grantee with respect to the Company, (v) material misrepresentation by a Grantee to a stockholder or director of the Company, (vi) acts of negligence by a Grantee in performance of Grantee's duties that are substantially injurious to the Company or (vii) a Grantee's conviction of, or a plea of guilty or nolo contendere to, a felony or other crime involving moral turpitude. The Administrator shall make the determination of whether Cause exists.

              (f)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

              (g)   "Committee" means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

              (h)   "Common Stock" means the Common Stock, par value $0.04 per share, of the Company.

              (i)    "Company" means Criticare Systems, Inc., a Delaware corporation.

              (j)   "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

              (k)   "Director" means a member of the Board.

              (l)   "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

             (m)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (o)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii)  if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (iii)  in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

              (p)   "Grant Agreement" means an agreement between the Company and a Grantee evidencing the terms and conditions of an individual Award. The Grant Agreement is subject to the terms and conditions of the Plan

              (q)   "Grantee" means the holder of an outstanding Award granted under the Plan.

              (r)   "Officer" means a person who is an officer of the Company within the meaning of section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (s)   "Option" means a stock option granted pursuant to the Plan. All Options granted pursuant to the Plan shall be considered nonstatutory stock options within the meaning of section 422 of the Code and the regulations promulgated thereunder.

              (t)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in section 424(e) of the Code.

              (u)   "Plan" means this Criticare Systems, Inc. 2003 Stock Option Plan, as amended and restated.

              (v)   "Restricted Stock" means an Award of Common Stock granted under Section 10 of this Plan.

              (w)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (x)   "Section 16(b) " means section 16(b) of the Exchange Act.

              (y)   "Service Provider" means an Employee, Officer, Director or Consultant.

              (z)   "Stock Appreciation Right" means a right granted under Section 9 of this Plan.

            (aa)   "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code.

       3.   Stock Subject to the Plan. Shares of Common Stock which may be issued pursuant to Awards granted under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. Subject to the provisions of section 12 of the Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 930,000 shares. If any shares of Common Stock cease to be subject to an Option because such Option expires or becomes unexercisable without having been exercised in full, if any shares of Common Stock that are subject to a Restricted Stock Award are forfeited or if any Option or other Award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for issuance in connection with Awards under the Plan.

       4.   Administration of the Plan.

             (a)   Procedure.

                    (i)   Rule 16b-3. If the Company has a class of securities registered under the Exchange Act, to the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

           (ii)   Section 409A. All Awards of Options and Stock Appreciation Rights under this Plan shall be structured, determined and interpreted to meet the requirements of Proposed Treasury Regulation Section 1.409A-1(b)(5)(i)(A) (or any successor final regulation) in order to be exempt from Code Section 409A.

          (iii)   Administration. The Plan shall be administered by [a] the Board or [b] a Committee authorized by the Board to administer the Plan, which Committee shall be constituted to satisfy Applicable Laws.

           (b)   Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion, from time to time:

             (i)   To determine the Fair Market Value.

            (ii)   To select the Service Providers to whom Awards may be granted hereunder.

           (iii)   To determine the number of shares of Common Stock to be covered by each Award granted hereunder.

           (iv)   To approve forms of agreement for use under the Plan.

           (v)   To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised or vest (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine.

           (vi)   To determine under what circumstances a Stock Appreciation Right may be settled in cash or shares of Common Stock.

          (vii)   To construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

       (viii)   To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

         (ix)   To modify or amend each Award (subject to section 12(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan.

           (x)   To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator.

          (xi)   To make all other determinations deemed necessary or advisable for administering the Plan.

           (c)   Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final, conclusive and binding on all Grantees.

      5.  Eligibility. All of the Company's Service Providers (and any individuals who have accepted an offer for service as a Service Provider) are eligible to be granted Awards under the Plan.

      6.  Limitations.

         (a)   No Right to Continuing Relationship. Neither the Plan nor any Award shall confer upon the Grantee any right with respect to continuing the Grantee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Grantee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (b)    Section 162(m) Limitations. The following limitations shall apply to grants of Awards under this Plan:

                  (i)   No individual Grantee shall be granted, in any fiscal year of the Company, Awards with respect to more than 100,000 shares of Common Stock in total.

                (ii)   In connection with his or her initial service, a Grantee may be granted Awards with respect to up to an additional 50,000 shares of Common Stock which shall not count against the limit set forth in Section 6(b)(i) above.

               (iii)   The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

              (iv)   If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12, the cancelled Award will be counted against the limits set forth in Sections 6(b)(i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7.   Term of Plan. Subject to section 16 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten years unless terminated earlier under section 12 of the Plan. Any Awards outstanding at the end of such period shall remain in effect in accordance with their terms.

       8.   Options.

             (a)   Grant Agreement. As determined by the Administrator on the date of grant, each Option shall be evidenced by the Grant Agreement in a form to be established by the Administrator that specifies: the term of the Option; the number of shares of Common Stock for which the Option is exercisable; the exercise price; any vesting or other restrictions which the Administrator may impose, and any other terms and conditions as shall be determined by the Administrator at the time of grant of the Option. All Grant Agreements shall incorporate the provisions of this Plan by reference.

             (b)   Exercise Price. The per share exercise price for the shares of Common Stock to be issued pursuant to exercise of an Option shall be determined by the Administrator, but shall never be less than Fair Market Value on, as determined by the Administrator, either the date the Option is granted or the trading day immediately preceding the date the Option is granted.

             (c)   Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

             (d)   Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

              (i)   cash;

             (ii)   check;

            (iii)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (iv)   any combination of the foregoing methods of payment; or

             (v)   such other consideration and method of payment for the issuance of shares of Common Stock to the extent permitted by Applicable Laws.

              (e)   Exercise of Option.

             (i)   Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as are determined by the Administrator and set forth in the Grant Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share.

                    An Option shall be deemed exercised when the Company receives: [a] written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and [b] full payment for the shares of Common Stock with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in section 12 of the Plan.

                    Exercising an Option in any manner shall decrease the number of shares of Common Stock thereafter available, both for purposes of the Plan and for sale under the Option, by the number of shares of Common Stock as to which the Option is exercised.

            (ii)   Termination of Relationship as a Service Provider. If a Grantee ceases to be a Service Provider, other than upon the Grantee's death or Disability, retirement after age 55 or termination for Cause, the Grantee may exercise his or her Option within such period of time as is specified in the Grant Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for three months following the Grantee's termination. If, on the date of termination, the Grantee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.

            (iii)   Disability or Retirement of Grantee. If a Grantee ceases to be a Service Provider as a result of the Grantee's Disability or the Grantee's retirement after age 55, the Grantee may exercise his or her Option within such period of time as is specified in the Grant Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for twelve months following the Grantee's termination. If, on the date of termination, the Grantee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.

            (iv)   Death of Grantee. If a Grantee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Grant Agreement (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement), by the Grantee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for twelve months following the Grantee's death. If, at the time of death, the Grantee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Grantee's estate or, if none, by the person(s) entitled to exercise the Option under the Grantee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.

              (v)   Termination for Cause. If a Grantee ceases to be a Service Provider as a result of a termination for Cause, any Option or Options held by him or her under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

              (vi)   Buy-out Provisions. The Administrator may at any time offer to buy out for a payment in cash or shares of Common Stock an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

       9.   Stock Appreciation Rights.

             (a)   Grant and Exercise. Stock Appreciation Rights may be granted alone (and not in conjunction with any Option granted under the Plan), at any time and from time to time as determined by the Administrator.

             (b)   Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

              (i)   As determined by the Administrator on the date of grant, each Stock Appreciation Right shall be evidenced by the Grant Agreement in a form to be established by the Administrator that specifies the exercise price, term, conditions of exercise and such other terms as the Administrator shall determine. All Grant Agreements shall incorporate the provisions of this Plan by reference.

            (ii)   The per share exercise price of a Stock Appreciation Right shall be determined by the Administrator, but shall never be less than Fair Market Value on, as determined by the Administrator, either the date the Stock Appreciation Right is granted or the trading day immediately preceding the date the Stock Appreciation Right is granted.

            (iii)   Upon exercise of a Stock Appreciation Right, a Grantee will be entitled to receive payment from the Company in an amount determined by multiplying (A) the difference between the Fair Market Value on the date of exercise over the exercise price of the Stock Appreciation Right, times (B) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, payment upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock (based on the Fair Market Value on the date of exercise), or in some combination thereof.

             (iv)   The Administrator may at any time offer to buy out for a payment in cash or shares of Common Stock a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

              (c)   Exercise of a Stock Appreciation Right.

             (i)   Procedure for Exercise. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as are determined by the Administrator and set forth in the Grant Agreement. Unless the Administrator provides otherwise, to the extent applicable, vesting of Stock Appreciation Rights granted hereunder shall be tolled during any unpaid leave of absence. If applicable, a Stock Appreciation Right may not be exercised for a fraction of a share.

            A Stock Appreciation Right shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Stock Appreciation Right. If applicable, shares issued upon exercise of a Stock Appreciation Right shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. If applicable, until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to the Stock Appreciation Right, notwithstanding the exercise of the Stock Appreciation Right. If applicable, the Company shall issue (or cause to be issued) such shares promptly after the Stock Appreciation Right is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in section 12 of the Plan.

            (ii)   Termination of Relationship as a Service Provider. If a Grantee ceases to be a Service Provider, other than upon the Grantee's death or Disability, retirement after age 55 or termination for Cause, the Grantee may exercise his or her Stock Appreciation Right within such period of time as is specified in the Grant Agreement to the extent that the Stock Appreciation Right is vested on the date of termination (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Grantee's termination. If, on the date of termination, the Grantee is not vested as to his or her entire Stock Appreciation Right, any shares of Common Stock covered by the unvested portion of the Stock Appreciation Right shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Stock Appreciation Right within the time specified herein, the Stock Appreciation Right shall terminate, and any shares of Common Stock covered by such Stock Appreciation Right shall revert to the Plan.

            (iii)   Disability or Retirement of Grantee. If a Grantee ceases to be a Service Provider as a result of the Grantee's Disability or the Grantee's retirement after age 55, the Grantee may exercise his or her Stock Appreciation Right within such period of time as is specified in the Grant Agreement to the extent the Stock Appreciation Right is vested on the date of termination (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Stock Appreciation Right shall remain exercisable for twelve months following the Grantee's termination. If, on the date of termination, the Grantee is not vested as to his or her entire Stock Appreciation Right, any shares of Common Stock covered by the unvested portion of the Stock Appreciation Right shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Stock Appreciation Right within the time specified herein, the Stock Appreciation Right shall terminate, and any shares of Common Stock covered by such Stock Appreciation Right shall revert to the Plan.

             (iv)   Death of Grantee. If a Grantee dies while a Service Provider, the Stock Appreciation Right may be exercised within such period of time as is specified in the Grant Agreement (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Grant Agreement), by the Grantee's estate or by a person who acquires the right to exercise the Stock Appreciation Right by bequest or inheritance, but only to the extent that the Stock Appreciation Right is vested on the date of death. In the absence of a specified time in the Grant Agreement, the Stock Appreciation Right shall remain exercisable for twelve months following the Grantee's death. If, at the time of death, the Grantee is not vested as to his or her entire Stock Appreciation Right, any shares of Common Stock covered by the unvested portion of the Stock Appreciation Right shall immediately revert to the Plan. The Stock Appreciation Right may be exercised by the executor or administrator of the Grantee's estate or, if none, by the person(s) entitled to exercise the Stock Appreciation Right under the Grantee's will or the laws of descent or distribution. If the Stock Appreciation Right is not so exercised within the time specified herein, the Stock Appreciation Right shall terminate, and any shares of Common Stock covered by such Stock Appreciation Right shall revert to the Plan.

              (v)   Termination for Cause. If a Grantee ceases to be a Service Provider as a result of a termination for Cause, any Stock Appreciation Right or rights held by him or her under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

       10.   Restricted Stock.

              (a)   Grant of Restricted Stock. Subject to Section 3, shares of Restricted Stock may be granted to Service Providers at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion in determining the number of shares of Restricted Stock granted to each Grantee, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 10(c). The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Administrator shall determine. The provisions of Restricted Stock Awards need not be the same with respect to each Grantee. In making such determinations, the Administrator may take into account the nature of services rendered by such Service Provider, their present and potential contributions to the Company, and such other factors as the Administrator in its discretion shall deem relevant.

              (b)   Awards and Certificates. Each Service Provider receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

              "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Criticare Systems, Inc. 2003 Stock Option Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Criticare Systems, Inc., 20925 Crossroads Circle, Suite 100, Waukesha, Wisconsin 53186."

              The Administrator may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

               (c)   Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

              (i)   Subject to the provisions of the Plan and the Grant Agreement, during a period set by the Administrator, commencing with the date of such Award (the "Restriction Period"), the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Administrator may determine.

             (ii)   Except as provided in this section and section 10(c)(i), the Grantee shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Administrator, cash dividends shall be automatically deferred and reinvested in additional Restricted Stock and dividends payable in Common Stock shall be paid in the form of Restricted Stock.

           (iii)   Except to the extent otherwise provided in the applicable Grant Agreement and sections 10(c)(i) and (iv), upon termination of a Grantee's employment or other relationship with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Grantee.

            (iv)   In the event of hardship or other special circumstances of a Grantee whose employment or other relationship is involuntarily terminated (other than for Cause), the Administrator may waive in whole or in part any or all remaining restrictions with respect to such Grantee's shares of Restricted Stock.

             (v)   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Grantee.

            (vi)   As determined by the Administrator on the date of grant, each Award of Restricted Stock shall be evidenced by the Grant Agreement in a form to be established by the Administrator that specifies: the duration of the Restricted Period; the number of shares of Restricted Stock granted; any vesting or other restrictions which the Administrator may impose, and any other terms and conditions as shall be determined by the Administrator at the time of grant of the Restricted Stock. All Grant Agreements shall incorporate the provisions of this Plan by reference.

       11.   Nontransferability of Awards. Unless determined otherwise by the Administrator, an Option or Stock Appreciation Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. If the Administrator makes an Option or Stock Appreciation Right transferable, such Option or Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate.

       12.   Adjustments Upon Changes in Capitalization, Dissolution, or Acquisition of the Company.

              (a)   Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Appreciation Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each Option or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

              (b)   Acquisitions. In the event that an Acquisition (as defined below) occurs with respect to the Company, the Administrator shall, in its sole discretion, have authority to provide for (i) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (ii) the conversion of each outstanding Award into cash equal to a reasonable, good faith estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share, if any, of the Award and/or (iii) the conversion of outstanding Awards into the right to receive securities of another entity upon such terms and conditions as are determined by the Administrator in its discretion. In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, if applicable, and treating the shares receivable upon exercise of the Options and Stock Appreciation Rights as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. In cases where the Acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

              (c)   Dissolution or Liquidation. Subject to Section 12(b) above, in the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Grantee to have the right to exercise his or her Option or Stock Appreciation Rights until ten days prior to such transaction as to all of the Common Stock covered thereby, including shares of Common Stock as to which the Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Stock Appreciation Right shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

       13.   Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the date of such grant.

       14.   Amendment and Termination of the Plan.

              (a)   Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b)   Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

              (c)   Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

       15.   Conditions Upon Issuance of Shares.

              (a)   Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b)   Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant, if applicable, at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

       16.   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

       17.   Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

       18.   Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.